[LETTERHEAD OF ICF KAISER INTERNATIONAL, INC. APPEARS HERE]


                                October 1, 1999


To Holders of our $125 Million Senior Subordinated
Notes Due 2003

     This is a bulky and complicated but very important package of materials relating to the restructuring of ICF Kaiser's $125 million senior subordinated notes due 2003. The purposes of this letter are to summarize the transaction being presented to you and briefly describe the enclosed documents.

     To accept ICF Kaiser's proposal, it is necessary for you to complete the Letter of Transmittal and Consent Form that immediately follows this letter and return it, together with any senior subordinated notes held by you and being tendered, to the Bank of New York in the enclosed envelope. If you have any questions concerning the Company's proposal, including how to complete the form properly, please call our information agent, Jefferies & Company, at 1-800-933-6656 or (212) 336-7160 and ask for Victor Polizzotto.

Background
----------

     During 1998, ICF Kaiser suffered approximately $100 million of losses, primarily as a result of cost overruns on fixed price contracts to construct four nitric acid plants. In response to these losses, and the cash drain they represented, the Company's Board of Directors engaged in a thorough review of strategic alternatives for ICF Kaiser and its operating groups. As a result of that review, ICF Kaiser sold its Environment and Facilities Management Group in April 1999 for a cash purchase price of $74 million. At the end of June, we sold 90% of our Consulting Group for $64 million of cash plus a $6.6 million note.

     These sales were not enough to restore ICF Kaiser to an acceptable financial condition. The Company had lost the earnings power associated with the sold operating groups, had $140 million of outstanding 13% notes, and was unable to obtain a bank credit facility until it took steps to bring its debt load into balance with its remaining business. The issue facing the Company was how to best use the approximately $50 million of cash available following completion of the dispositions to reduce its debt.

Restructuring Proposal
----------------------

     During the summer of 1999 the Company engaged in extended negotiations with representatives of its $125 million senior subordinated notes and its $15 million senior notes. As a result of those discussions, the Company agreed to repurchase for cash all of its $15 million senior notes for a discount price equal to 88% of par value ($13.2 million) plus accrued interest from June 30, 1999. That purchase is taking place on or about October 1, 1999.

     The Company also entered into an agreement in principal concerning the restructuring of its $125 million senior subordinated notes due 2003. That restructuring involves several simultaneous transactions, each of which is dependent upon consummation of the others. Assuming applicable conditions are met:

 . We will purchase at least $35 million principal amount of the senior subordinated notes for cash;

 . We will exchange a combination of (1) redeemable convertible preferred stock with a liquidation preference of $65 million (plus an amount equal to accrued interest on the senior subordinated notes to the date of closing), (2) common stock representing approximately 15% of our total common stock after giving effect to a proposed reverse stock split, and (3) up to $25 million of new senior notes for the remaining senior subordinated notes; and

 .  We will enter into a new credit facility.

As a result of the restructuring, holders of senior subordinated notes will receive, for each $1000 of old notes tendered in the cash offer and the exchange offer, at least $280 in cash, 20.8 shares of preferred stock, reflecting a liquidation preference of $25 per share plus a pro rata per share portion of the accrued interest to the date of closing, .034 shares of our common stock, prior to completion of a proposed reverse stock split, and up to $200 principal amount of new senior notes.

       The terms of this restructuring are the product of negotiations with an unofficial committee of holders of senior subordinated notes owning in excess of 80% of the aggregate principal amount of those notes. The terms of the restructuring are described in much greater detail in the enclosed Prospectus and Consent Solicitation Statement. We urge you to review carefully that document and the other enclosures before deciding whether to accept the Company's proposal.

       The closing of the cash offer and the exchange offer is subject to a number of conditions, including (1) ICF Kaiser's obtaining a satisfactory revolving credit agreement from a financial institution, (2) shareholder approval of the issuance of some of the securities included in the exchange offer, and (3) acceptance of the exchange offer by holders of at least 95% of the senior subordinated notes not purchased for cash. Thus, it is important that we achieve a very high level of acceptance of the exchange offer from you the holders of our senior subordinated notes.

       ICF Kaiser considered several alternative means of attempting to stabilize its financial condition. The Company's Board of Directors ultimately determined that the transactions contemplated by the enclosed documents represent the strongest opportunity for significantly improving ICF Kaiser's financial position and prospects. As more fully described in the letter to shareholders included at the front of the proxy statement enclosed in this package, we believe we have taken important steps to turn around ICF Kaiser's performance. However, unless our proposal to exchange the senior subordinated notes is accepted by the requisite percentage of our senior subordinated noteholders, ICF Kaiser will continue to face formidable financial obstacles to stability and growth.

Enclosures
----------

       In addition to the Letter of Transmittal and Consent Form that you must complete and return, this package includes:

 . A Prospectus and Consent Solicitation Statement relating to the proposed restructuring of the Company's senior subordinated notes. This document describes the Company's proposal in detail, and we urge you to read it carefully.

 . The Proxy Statement which is being sent to our shareholders in connection with our November 4, 1999 annual meeting. The letter to shareholders included at the front of the proxy statement reports on our progress in turning around ICF Kaiser's operating performance.

 .  A Notice of Guaranteed Delivery.

 .  Our 1998 annual report and our quarterly reports for the quarters ended March
   31 and June 30, 1999, as filed with the Securities and Exchange Commission.

 . Other documents filed with the SEC this year that are incorporated by reference into the Prospectus and Consent Solicitation Statement.

       Thank you for your prompt attention to these matters.

                                Sincerely,


                                James J. Maiwurm
                                Chairman, President and Chief Executive Officer

                                                                      Exhibit 99
                                                                      ----------
                     LETTER OF TRANSMITTAL AND CONSENT FORM

                             To Tender For Purchase
                     12% Senior Subordinated Notes Due 2003
                              ON A PRO RATA BASIS
                                      AND
                             TO TENDER FOR EXCHANGE
                     12% SENIOR SUBORDINATED NOTES DUE 2003
                                      AND
                   TO CONSENT TO CERTAIN INDENTURE AMENDMENTS
                              WITH RESPECT TO THE
                     12% SENIOR SUBORDINATED NOTES DUE 2003
                                       OF

                         ICF KAISER INTERNATIONAL, INC.

                  PURSUANT TO PROSPECTUS DATED OCTOBER 1, 1999

--------------------------------------------------------------------------------
THE ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON NOVEMBER 1, 1999, UNLESS EXTENDED. TENDERS OF CONSENTS MAY ONLY BE REVOKED UNDER THE CIRCUMSTANCES DESCRIBED IN THE
PROSPECTUS AND HEREIN. TENDERS OF OLD NOTES MAY NOT BE WITHDRAWN ONCE MADE.
--------------------------------------------------------------------------------

    The Paying/Exchange/Solicitation Agent for the Asset Sale Offer/Exchange
                         Offer/Consent Solicitation is:
                              THE BANK OF NEW YORK

By Registered or Certified         By Overnight Courier:                  By Hand:                     By Facsimile:
          Mail:                     The Bank of New York            The Bank of New York            The Bank of New York
The Bank of New York             Reorganization Department       Attention:  Reorganization      Reorganization Department
Attention:  Jennifer Pedi        Attention:  Jennifer Pedi        Corporate Trust Services       Attention:  Jennifer Pedi
101 Barclay Street, 7 East       101 Barclay Street, 7 East         Window, Ground Level              (212) 815-6339
New York, New York  10286        New York, New York  10286       101 Barclay Street, 7 East
                                                                 New York, New York  10286         Confirm by telephone:
                                                                                                      (212) 815-6331

                             For information, call:
                                 (212) 815-6331

                                      DESCRIPTION OF OLD NOTES AND CONSENTS TENDERED
--------------------------------------------------------------------------------------------------------------------------
                                      Name(s) and Address(es) of Registered Holder(s)
                           Please fill in, if blank, exactly as name(s) appear(s) on Old Note(s)
--------------------------------------------------------------------------------------------------------------------------
                                                           (1)


--------------------------------------------------------------------------------------------------------------------------
                            PRINCIPAL AMOUNT OF                                        PRINCIPAL AMOUNT FOR WHICH
                            OLD NOTES TENDERED                                             CONSENTS TENDERED
                (Attach additional schedule, if necessary)                     (Attach additional schedule, if necessary)
--------------------------------------------------------------------------------------------------------------------------
             (2)                                      (3)                              (4)                    (5)
                                Asset Sale Offer                          ___
    Certificate Number(s)       Exchange Offer                            ___   Proposed Amendments  Instruction to Trustee
 (if enclosing certificates)    Both Asset Sale Offer and Exchange Offer  ___      to Indenture
                                          (Check appropriate box)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

  The undersigned acknowledges receipt of the Prospectus, dated October 1, 1999 (the "Prospectus"), of ICF Kaiser International, Inc., a Delaware corporation ("Kaiser"), relating to:

 . the offer of Kaiser, upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal and Consent Form and the instructions hereto, to purchase for cash on a pro rata basis a total of at least $35 million aggregate principal amount of its 12% senior subordinated notes due 2003 (the "Asset Sale Offer");

 . the offer of Kaiser, upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal and Consent Form and the instructions hereto, to exchange 2,600,000 shares of Kaiser's redeemable convertible preferred stock (the "Preferred Stock"), common stock representing approximately 15% of Kaiser's total common stock (the "Common Stock"), and up to $25 million principal amount of Kaiser's 15% Senior Notes due 2002 (the "New Notes") (collectively, the "Exchange Offer") for all 12% Senior Subordinated Notes due 2003 (the "Old Notes") outstanding following the purchase of the Old Notes in the Asset Sale Offer; and

 .  the solicitation by Kaiser (the "Consent Solicitation") of consents (the
   "Consents"), upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal and Consent Form and the instructions hereto, from registered holders of the Old Notes to:

   . certain amendments to the indenture governing the Old Notes, as more fully described in the Prospectus (the "Proposed Amendments"), and

   . an instruction to the trustee under the indenture governing the Old Notes not to interfere with the Asset Sale Offer, Exchange Offer and Consent Solicitation (the "Instruction to Trustee").

  THE ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 1, 1999 (THE "EXPIRATION DATE"), UNLESS EXTENDED. HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE CASH PURSUANT TO THE ASSET SALE OFFER OR RECEIVE PREFERRED STOCK, COMMON STOCK AND NEW NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER THEIR OLD NOTES TO THE PAYING/EXCHANGE/SOLICITATION AGENT BY 5:00 P.M. ON THE EXPIRATION DATE.

  This letter of Transmittal and Consent Form is to be used if Old
Notes are to be physically delivered to the Paying/Exchange/Solicitation Agent. If delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Paying/Exchange/Solicitation Agent at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "Procedures for Tendering Old Notes in the Exchange Offer, Tendering Old Notes in the Asset Sale Offer and Tendering Consents in the Consent Solicitation," this Letter of Transmittal and Consent Form need not be used. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Paying/Exchange/Solicitation Agent.

  Holders whose Old Notes are not available or who cannot deliver their Old Notes and all other documents required hereby to the Paying/Exchange/Solicitation Agent by 5:00 p.m. on the Expiration Date nevertheless may tender their Old Notes in accordance with the guaranteed delivery procedures set forth in Instruction 1 hereto.

  THE ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION IS NOT BEING MADE TO (NOR WILL THE SURRENDER OF OLD NOTES OR CONSENTS BE ACCEPTED FROM OR ON BEHALF
OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTING OF THE ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

  All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Prospectus.

               IMPORTANT PROCEDURES TO BE FOLLOWED IN COMPLETING
                  THIS LETTER OF TRANSMITTAL AND CONSENT FORM


(A) IN ORDER TO PARTICIPATE IN THE EXCHANGE OFFER AND THE ASSET SALE OFFER, A HOLDER OF OLD NOTES MUST TENDER ALL OF THE OLD NOTES BENEFICIALLY OWNED BY THE HOLDER. NO PARTIAL TENDERS OF OLD NOTES WILL BE ACCEPTED BY KAISER.

(B) HOLDERS WHO WISH TO TENDER THEIR OLD NOTES IN THE ASSET SALE OFFER AND/OR THE EXCHANGE OFFER MUST:

     . complete columns (1) through (3) in the box above entitled "Description of Old Notes and Consents Tendered,"

               Please check the appropriate box in column (3) indicating whether you wish to tender your Old Notes in the Asset Sale Offer, in the Exchange Offer or in both the Asset Sale Offer and the Exchange Offer. Holders who fail to check any of these three choices in column (3), but who otherwise list the amount of Old Notes being tendered in column (3), will be deemed to have tendered their Old Notes in both the Asset Sale Offer and the Exchange Offer.

     .  complete the appropriate box below under "Method of Delivery" and

     .  sign where indicated below.

     By doing so, the undersigned will have tendered their Old Notes upon and subject to the terms and conditions described in the Prospectus and herein. Old Notes tendered in the Exchange Offer and/or the Asset Sale Offer may not be withdrawn by the holder once tendered.

(C) Holders who wish to consent to the Proposed Amendments and/or the Instruction to Trustee must:

     . complete columns (1), (4) and/or (5) in the box above entitled "Description of Old Notes and Consents Tendered" and

     .  sign where indicated below.

     By doing so, the undersigned will have consented to the Proposed Amendments and/or the Instruction to Trustee upon and subject to the terms and conditions as described in the Prospectus and herein. Only registered holders of Old Notes are entitled to Consent to the Proposed Amendments and the Instruction to Trustee.

(D) Holders who properly tender their Old Notes in the Asset Offer pursuant to the Prospectus and this Letter of Transmittal and Consent Form will be deemed to have executed the "Option of Holder to Elect Purchase" included in the Certificate for the Old Notes.

                               METHOD OF DELIVERY


_   CHECK HERE IF CERTIFICATES FOR TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

_ CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE PAYING/EXCHANGE/
    SOLICITATION AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
    FOLLOWING:

     Name of Tendering Institution:_____________________________________________
     DTC Account Number:________________________________________________________
     Transaction Code Number:___________________________________________________

_ CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE PAYING/EXCHANGE/ SOLICITATION AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTIONS 1 AND 4):

     Name(s) of Registered Holder(s):___________________________________________
     Window Ticket Number (if any):_____________________________________________
     Date of Execution of Notice of Guaranteed Delivery:________________________ Name of Eligible Institution which Guaranteed Delivery:____________________

     IF DELIVERED BY THE BOOK-ENTRY TRANSFER FACILITY, PROVIDE THE FOLLOWING
     INFORMATION:

     DTC Account Number:________________________________________________________
     Transaction Code Number:___________________________________________________

NOTE: SIGNATURE MUST BE PROVIDED BELOW.  PLEASE READ THE ACCOMPANYING
      INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  Upon the terms and subject to the conditions of the Asset Sale Offer/Exchange Offer/Consent Solicitation, the undersigned hereby tenders to Kaiser the principal amount of Old Notes and/or Consents indicated in the box entitled "Description of Old Notes and Consents Tendered" in respect of the Old Notes and Consents indicated above. Subject to, and effective upon, the acceptance of the Old Notes and Consents tendered hereby, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of Kaiser all right, title and interest in and to such Old Notes, and hereby irrevocably constitutes and appoints the Paying/Exchange/Solicitation Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Paying/Exchange/Solicitation Agent also acts as the agent of Kaiser and as Trustee under the indenture governing the Old Notes) with respect to Old Notes and Consents, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Old Notes, deliver the Consents contained herein, and to deliver all accompanying evidences of transfer and authenticity to or upon the order of Kaiser upon receipt by the Paying/Exchange/Solicitation Agent, as the undersigned's agent, of the cash, Preferred Stock, Common Stock and New Notes to which the undersigned is entitled upon the acceptance by Kaiser of such Old Notes and Consents pursuant to the Asset Sale Offer/Exchange Offer/Consent Solicitation, (b) receive all benefits and otherwise to exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Asset Sale Offer/Exchange Offer/Consent Solicitation, and (c) present such Old Notes for transfer on the register for such Old Notes.

  THE ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION IS NOT BEING MADE TO, NOR WILL TENDERS OF OLD NOTES AND CONSENTS BE ACCEPTED FROM OR ON BEHALF OF, HOLDERS OF THE OLD NOTES IN ANY JURISDICTION IN WHICH THE MAKING OF THE OFFER OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION OR WOULD OTHERWISE NOT BE IN COMPLIANCE WITH ANY PROVISION OF ANY APPLICABLE SECURITIES LAW.

  The undersigned understands and acknowledges that Kaiser reserves the right, in its sole discretion, to purchase or make offers for any Old Notes that remain outstanding subsequent to the Expiration Date or to terminate the Asset Sale Offer/Exchange Offer/Consent Solicitation and, to the extent permitted by applicable law, purchase Old Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers may differ from the terms of the Asset Sale Offer/Exchange Offer/Consent Solicitation.

  The undersigned hereby represents and warrants that (a) the undersigned accepts the terms and conditions of the Asset Sale Offer/Exchange Offer/Consent Solicitation, (b) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby, and when the same are accepted for exchange by Kaiser, Kaiser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right, and (c) the undersigned has full power and authority to tender the Consents tendered hereby. The undersigned will, upon request, execute and deliver any additional documents deemed by the Paying/Exchange/Solicitation Agent or Kaiser to be necessary or desirable to complete the sale, exchange, assignment and transfer of the Old Notes tendered hereby.

  The undersigned agrees that all authority conferred or agreed to be conferred by this Letter of Transmittal and Consent Form and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

  The undersigned understands that tenders of the Old Notes and Consents pursuant to any one of the procedures described in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Kaiser in accordance with the terms and subject to the conditions of the Asset Sale Offer/Exchange Offer/Consent Solicitation. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, Kaiser may not be required to accept any of the Old Notes or Consents tendered. The undersigned agrees that tenders of Old Notes in the Asset Sale Offer and/or the Exchange Offer may not be withdrawn once made, and also agrees that tenders of Consents may only be revoked under the circumstances described in the Prospectus.

  Unless otherwise indicated herein under the box entitled "Special Issuance Instructions" below, Preferred Stock, Common Stock and New Notes, and Old Notes not validly tendered or accepted, will be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, Preferred Stock, Common Stock and New Notes, and Old Notes not validly tendered or accepted, will be delivered to the undersigned at the address shown in such box below the signature of the undersigned. The undersigned recognizes that Kaiser has no obligation pursuant to the "Special Issuance Instructions" to transfer any Old Notes from the name of the registered holder thereof if Kaiser does not accept any of the principal amount of such Old Notes so tendered.

  All questions as to the validity, form, eligibility (including time of receipt) and revocation of the Consents will be determined by Kaiser in its sole discretion, which determination will be final and binding. Kaiser reserves the absolute right to reject any and all Old Notes and Consents not properly tendered or any Old Notes and Consents that Kaiser's acceptance of which would, in the opinion of counsel for Kaiser, be unlawful. Kaiser also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes and Consents. Kaiser's interpretation of the terms and conditions of the Asset Sale Offer/Exchange Offer/Consent Solicitation (including the instructions in this Letter of Transmittal and Consent Form) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes and Consents must be cured within such time as Kaiser shall determine. Neither Kaiser, the Paying/Exchange/Solicitation Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes and Consents, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes and Consents will not be deemed to have been made until such irregularities have been cured or waived. Any Old Notes and Consents received by the Paying/Exchange/Solicitation Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Paying/Exchange/Solicitation Agent to the tendering holders of Old Notes and Consents, unless otherwise provided in this Letter of Transmittal and Consent Form, as soon as practicable following the Expiration Date.

              [the rest of this page is intentionally left blank]

--------------------------------------------------------------------------------
                               PLEASE SIGN HERE
                  (To be Completed By All Tendering Holders)

X_______________________________________________________________________________

X_______________________________________________________________________________
              (Signature(s) of Holder(s) Or Authorized Signatory)

   Must be signed by the registered holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for or other evidence of the Old Notes or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal and Consent Form. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 4.

Name(s):_______________________________________________________________________

_______________________________________________________________________________
                                (Please Print)

Capacity (full title):_________________________________________________________
Address:_______________________________________________________________________

_______________________________________________________________________________
                             (Including Zip Code)

Area Code and Telephone No.:___________________________________________________

                              SIGNATURE GUARANTEE
                              (SEE INSTRUCTION 4)

_______________________________________________________________________________
           (Name of Eligible Institution Guaranteeing Signature(s))

_______________________________________________________________________________
(Address, Including Zip Code, and Telephone No., Including Area Code, of Firm)

_______________________________________________________________________________
                            (Authorized Signature)

_______________________________________________________________________________
                                (Printed Name)

_______________________________________________________________________________
                                    (Title)
Date: __________________, 1999

--------------------------------------------------------------------------------

 SPECIAL ISSUANCE INSTRUCTIONS                                                  SPECIAL DELIVERY INSTRUCTIONS
 (See Instructions 4, 5 and 8)                                                  (See Instructions 4, 5 and 8)

      To be completed ONLY if certificates for Old Notes          To be completed ONLY if certificates for Old Notes in a
      in a principal amount not exchanged and/or                  principal amount not exchanged and/or certificates for
      certificates for New Notes, Preferred Stock and             New Notes, Preferred Stock and Common Stock are to be
      Common Stock are to be issued in the name of                sent to someone other than the undersigned at an address
      someone other than the undersigned, or if Old Notes         other than that shown above.
      are to be returned by credit to an account
      maintained by the Book-Entry Transfer Facility.             Deliver (check appropriate box)
                                                                  _  New Notes, Preferred Stock and Common Stock to:
 Issue (check appropriate box)                                    _  Old Notes to:
 _  New Notes, Preferred Stock and Common Stock to:
 _  Old Notes to:                                                 Name:__________________________________________________
                                                                                       (Please Print)
 Name:______________________________________________
                       (Please Print)                             Address:_______________________________________________
                                                                          _______________________________________________
 Address:___________________________________________                                                             Zip Code

 ___________________________________________________              ---------------------------------------------------------
                                            Zip Code                            Taxpayer Identification Number
 ---------------------------------------------------
          Taxpayer Identification Number
                                                                                   (You must also complete
              (You must also complete                                             substitute Form W-9 below.)
            substitute Form W-9 below.)

 Credit unaccepted Old Notes tendered by book-entry transfer to:

 _ The Depository Trust Company account set forth below

 ---------------------------------------------------
                 (DTC Account Number)

                                  INSTRUCTIONS

                FORMING PART OF THE TERMS AND CONDITIONS OF THE
              ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION

  1. Delivery of this Letter of Transmittal and Consent Form and Certificates; Guaranteed Delivery Procedures. To be effectively tendered pursuant to the Asset Sale Offer/Exchange Offer/Consent solicitation, the Old Notes, together with a properly completed Letter of Transmittal and Consent Form (or facsimile thereof), duly executed by the registered holder thereof, and any other documents required by this Letter of Transmittal and Consent Form, must be received by the Paying/Exchange/Solicitation Agent at one of its addresses set forth on the first page of this Letter of Transmittal and Consent Form. If the beneficial owner of any Old Notes is not the registered holder, then such beneficial owner may validly tender its Old Notes and Consents only by obtaining and submitting to the Paying/Exchange/Solicitation Agent a properly completed Letter of Transmittal and Consent Form from the registered holder. OLD NOTES AND CONSENTS SHOULD BE DELIVERED ONLY TO THE PAYING/EXCHANGE/SOLICITATION AGENT AND NOT TO KAISER OR TO ANY OTHER PERSON.

THE METHOD OF DELIVERY OF OLD NOTES AND CONSENTS AND ALL OTHER REQUIRED DOCUMENTS TO THE PAYING/EXCHANGE/SOLICITATION AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE PAYING/EXCHANGE/SOLICITATION AGENT BY 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

  If a holder desires to tender Old Notes and Consents and such holder's Old Notes are not immediately available, or if time will not permit such holder's Letter of Transmittal and Consent Form, Old Notes, or other required documents to reach the Paying/Exchange/Solicitation Agent on or before the Expiration Date, or if time will not permit the holder to complete the procedure for book-entry transfer, such holder's tender may be effected if:

       (a)  the tender is made through an Eligible Institution (as defined);

       (b) prior to the Expiration Date, the Paying/Exchange/Solicitation Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered in the Asset Sale Offer and/or Exchange Offer, stating that the tender is being made thereby, and guaranteeing that, within three business days after the Expiration Date, the Letter of Transmittal and Consent Form (or facsimile thereof) together with the certificate(s) representing the Old Notes to be tendered in proper form for transfer or a Book-Entry Confirmation, as the case may be, and any other documents required by the Letter of Transmittal and Consent Form will be deposited by the Eligible Institution with the Paying/Exchange/Solicitation Agent; and

       (c) such properly completed and executed Letter of Transmittal and Consent Form (or facsimile thereof), together with the certificate(s) representing all tendered Old Notes in proper form for transfer and all other documents required by the Letter of Transmittal and Consent Form, or confirmation of a book-entry transfer of these Old Notes into the Paying/Exchange/Solicitation Agent's account at DTC, are received by the Paying/Exchange/Solicitation Agent within three business days after the Expiration Date.

  Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Paying/Exchange/Solicitation Agent receives the Notice of Guaranteed Delivery and Letter of Transmittal and Consent Form relating to these Old Notes prior to 5:00 p.m., New York City time, on the Expiration Date.

  2. Acceptance of Old Notes for Purchase or Exchange and Acceptance of Consents. Upon satisfaction or waiver of all the conditions to the Exchange Offer, Kaiser will accept any and all Old Notes that are properly tendered in the Exchange Offer, Old Notes properly tendered in the Asset Sale Offer and Consents properly tendered in the Consent Solicitation prior to 5:00 p.m., New York City time, on the Expiration Date. The Preferred Stock, Common Stock and New Notes issued pursuant to the Exchange Offer will be delivered promptly after acceptance of the Old Notes. For purposes of the Exchange Offer, Kaiser will be deemed to have accepted validly tendered Old Notes, when, as, and if Kaiser has given oral or written notice to the Paying/Exchange/Solicitation Agent.

  3. Revocation of Consents. Tendered Consents may be revoked at any time prior to 5:00 p.m., New York City time, on the Expiration Date, unless previously accepted.

  To be effective, a written or facsimile transmission notice of revocation must
(a) be received by the Paying/Exchange/Solicitation Agent at one of its addresses set forth on the first page of this Letter of Transmittal and Consent Form prior to 5:00 p.m., New York City time, on the Expiration Date, unless previously accepted, (b) specify the name of the person who tendered the Consents, (c) contain the description of the Consents to be revoked and (d) be signed by the holder of the Old Notes in the same manner as the original signature appears on this Letter of Transmittal and Consent Form (including any required signature guarantees). The signature(s) on the notice of revocation must be guaranteed by an Eligible Institution unless such Consents have been tendered (a) by a registered holder of Old Notes who has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal and Consent Form or (b) for the account of an Eligible Institution. All questions as to the validity, form and eligibility (including time of receipt) of such revocation notices shall be determined by Kaiser, whose determination shall be final and binding on all parties. If the Consents to be revoked have been delivered or otherwise identified to the Paying/Exchange/Solicitation Agent, a signed notice of revocation is effective immediately upon receipt by the Paying/Exchange/Solicitation Agent of a written or facsimile transmission notice of revocation even if physical release is not yet effected. Revocations may not be rescinded, and any Consents revoked will thereafter be deemed not validly tendered for purposes of the Asset Sale Offer/Exchange Offer/Consent Solicitation. However, properly revoked Consents may be retendered at any time on or prior to the applicable Expiration Date.

  4. Signatures on this Letter of Transmittal and Consent Form and Endorsements; Guarantee of Signatures. If this Letter of Transmittal and Consent Form is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

  If any Old Notes tendered hereby are owned of record by two or more joint owners, all such owners, must sign this Letter of Transmittal and Consent Form.

  If any Old Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and Consent Form as there are different registrations of certificates.

  When this Letter of Transmittal and Consent Form is signed by the registered holder or holders specified herein and tendered hereby, no endorsements of certificates are required unless Preferred Stock, Common Stock and New Notes are to be issued, or certificates for any untendered principal amount of Old Notes are to be reissued, to a person other than the registered holder.

  If this Letter of Transmittal and Consent Form is signed by a person other than the registered holder(s), then the tendered Old Notes and Consents must be endorsed by the registered holder(s), with the signature guaranteed by an Eligible Institution.

  If this Letter of Transmittal and Consent Form or a Notice of Guaranteed Delivery or any certificates are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by Kaiser, evidence satisfactory to Kaiser of their authority so to act must be submitted with this Letter of Transmittal and Consent Form.

  Except as described below, signatures on this Letter of Transmittal and Consent Form or a notice of revocation, as the case may be, must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal and Consent Form or a notice of revocation, as the case may be, need not be guaranteed if the Old Notes tendered and Consents pursuant hereto are tendered
(a) by a registered holder of Old Notes who has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal and Consent Form or (b) for the account of an Eligible Institution. In the event that signatures on this Letter of Transmittal and Consent Form or a notice of revocation, as the case may be, are required to be guaranteed, such guarantee must be by a firm which is a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States, or otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (each, an "Eligible Institution").

  Endorsements on certificates for Old Notes or signatures on proxies required by this Instruction 4 must be guaranteed by an Eligible Institution.

  5. Special Issuance and Delivery Instructions. Tendering holders should indicate in the applicable box the name and address to which certificates for the Preferred Stock, Common Stock and New Notes and/or substitute certificates evidencing Old Notes for the principal amounts not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal and Consent Form. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any Old Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal and Consent Form.

  6. Beneficial Owners. Any beneficial owner of Old Notes whose notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wants to tender Old Notes in the Exchange Offer or in the Asset Sale Offer or tender Consents in the Consent Solicitation, should contact the registered holder promptly and instruct the registered holder to tender on the beneficial owner's behalf. If a beneficial owner wishes to tender directly, the beneficial owner must, prior to completing and executing the Letter of Transmittal and Consent Form and tendering Old Notes and Consents, make appropriate arrangements to register ownership of the notes in the beneficial owner's name. Beneficial owners should be aware that the transfer of registered ownership may take considerable time.

  7. Tax Identification Number; Withholding. A holder of Old Notes whose Old Notes are accepted must provide Kaiser with the holder's correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number, or otherwise establish an exemption from backup withholding. If Kaiser is not provided with the correct taxpayer identification number, the tendering holder of Old Notes may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"), and the cash received pursuant to the Asset Sale Offer, together with any payments made on account of the Preferred Stock, Common Stock and New Notes acquired pursuant to the Exchange Offer, may be subject to backup withholding in an amount equal to 31% of any such cash or payments.

  To prevent backup withholding, each tendering holder of Old Notes subject to backup withholding must provide its correct taxpayer identification number by completing the Substitute Form W-9 provided in this Letter of Transmittal and Consent Form, including the certifications contained therein. Certain tendering holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements.
A foreign individual and other exempt holders (i.e., corporations) should certify to such exempt status on the Substitute Form W-9 provided in this Letter of Transmittal and Consent Form.

  8. Transfer Taxes. Holders tendering pursuant to the Asset Sale Offer/Exchange Offer/Consent Solicitation will not be obligated to pay brokerage commissions or fees or to pay transfer taxes with respect to their tender under the Asset Sale Offer/Exchange Offer/Consent Solicitation unless the box entitled "Special Issuance Instructions" in this Letter of Transmittal and Consent Form has been completed, or unless the Preferred Stock, Common Stock and New Notes are to be issued to any person other than the holder of the Old Notes tendered. Kaiser will pay all other charges or expenses in connection with the Asset Sale Offer/Exchange Offer/Consent Solicitation. If holders tender Old Notes and the Asset Sale Offer/Exchange Offer/Consent Solicitation is not consummated, certificates representing the Old Notes will be returned to the holders at Kaiser's expense.

  Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) specified in this Letter of Transmittal and Consent Form.

  9. Inadequate Space. If the space provided herein is inadequate, the aggregate principal amount of the Old Notes and Consents being tendered and the certificate numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal and Consent Form.

  10. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Paying/Exchange/Solicitation Agent at the address indicated above for further instructions.

  11. Request for Assistance or Additional Copies. Requests for assistance or additional copies of the Prospectus or this Letter of Transmittal and Consent Form may be obtained from the Information Agent as follows:

             Jefferies & Company, Inc.         212/336-7160 or 800/933-6656
             Harborside Financial Center       212/336-7353 (fax)
             Plaza III, Suite 705
             Jersey City, New Jersey 07311
             Attn:  Victor Polizzotto


                               PAYOR'S NAME:  THE BANK OF NEW YORK
-------------------------------------------------------------------------------------------------
SUBSTITUTE

Form W-9
Department of the Treasury
Internal Revenue Service

Payor's Request for
 Taxpayer
Identification Number
 (TIN)

-------------------------------------------------------------------------------------------------
                                                                     Social Security Number Or
                            PART I - PLEASE PROVIDE YOUR TIN IN   Taxpayer Identification Number
                              THE BOX AT RIGHT AND CERTIFY BY
                                  SIGNING AND DATING BELOW
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

                            CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

                            (1)  The number shown on this form is my correct Taxpayer
                                 Identification Number (or I am waiting for a number to be issued to
                                 me) and
                            (2)  I am not subject to backup withholding either because:  (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends , or (c) the IRS has notified me that I am no longer subject to backup withholding.
-------------------------------------------------------------------------------------------------

                                        PART II - AWAITING TIN _     PART III - EXEMPT _
-------------------------------------------------------------------------------------------------

                            CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).  If you are exempt from backup withholding, check the box in Part III.

                            Signature ______________________________________ Date________________
-------------------------------------------------------------------------------------------------

           PAYOR'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)

Please fill out your name and address below:

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address (Number and street)

--------------------------------------------------------------------------------
City, State and Zip Code

--------------------------------------------------------------------------------

NOTE:                        FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE
                             TO YOU PURSUANT TO THE ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION.  YOU MUST COMPLETE THE
                             FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF SUBSTITUTE FORM W-9.

----------------------------------------------------------------------------------------------------------------------------------
                                      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal
   Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number to the payer at the time of payment, 31% of all reportable payments made to me will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.

_______________________________________________  ________________________________________________
              Signature                                               Date
-------------------------------------------------------------------------------------------------------------------------

                         NOTICE OF GUARANTEED DELIVERY

                             TO TENDER FOR PURCHASE
                     12% SENIOR SUBORDINATED NOTES DUE 2003
                              ON A PRO RATA BASIS
                                      AND
                             TO TENDER FOR EXCHANGE
                     12% SENIOR SUBORDINATED NOTES DUE 2003
                                      AND
                   TO CONSENT TO CERTAIN INDENTURE AMENDMENTS
                              WITH RESPECT TO THE
                     12% SENIOR SUBORDINATED NOTES DUE 2003
                                       OF
                         ICF KAISER INTERNATIONAL, INC.

                                  PURSUANT TO
                        PROSPECTUS DATED OCTOBER 1, 1999

     This Notice of Guaranteed Delivery or a form substantially equivalent hereto must be used to accept the offer of ICF Kaiser International, Inc., a Delaware corporation ("Kaiser"), to purchase a pro rata share of its 12% Senior Subordinated Notes due 2003 (the "Asset Sale Offer") and to exchange 2,600,000 shares of redeemable convertible preferred stock (the "Preferred Stock"), common stock representing approximately 15% of Kaiser's total common stock (the "Common Stock"), and up to $25 million principal amount of Kaiser's 15% Senior Notes due 2002 (the "New Notes") (collectively, the "Exchange Offer"), for all 12% Senior Subordinated Notes due 2003 (the "Old Notes") outstanding following the purchase of the Old Notes in the Asset Sale Offer, if (a) certificates representing the Old Notes are not immediately available or (b) time will not permit the Old Notes and all other required documents to reach the Paying/Exchange/Solicitation Agent on or prior to the Expiration Date or (c) time will not permit the holder of Old Notes to complete the procedure for book-entry transfer. This form may be delivered by an Eligible Institution (as defined) by mail or hand delivery or transmitted, via facsimile, telegram or telex to the Paying/Exchange/Solicitation Agent as set forth below. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus dated October 1, 1999 (the "Prospectus").

     THE ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION IS NOT BEING MADE TO (NOR WILL THE SURRENDER OF OLD NOTES OR CONSENTS BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS OF OLD NOTES IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

THE ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON NOVEMBER 1, 1999, UNLESS EXTENDED. TENDERS OF CONSENTS MAY ONLY BE REVOKED UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL AND CONSENT FORM. TENDERS OF OLD NOTES MAY NOT BE WITHDRAWN ONCE MADE.

    The Paying/Exchange/Solicitation Agent for the Asset Sale Offer/Exchange
                           Offer/Consent Solicitation

                              THE BANK OF NEW YORK

By Registered or Certified          By Overnight Courier:                  By Hand:                      By Facsimile:
           Mail:                    The Bank of New York             The Bank of New York            The Bank of New York
The Bank of New York              Reorganization Department       Attention:  Reorganization       Reorganization Department
Attention:  Jennifer Pedi         Attention:  Jennifer Pedi    Corporate Trust Services Window,    Attention:  Jennifer Pedi
101 Barclay Street, 7 East        101 Barclay Street, 7 East             Ground Level                   (212) 815-6339
New York, New York  10286         New York, New York  10286       101 Barclay Street, 7 East
                                                                   New York, New York  10286         Confirm by telephone:
                                                                                                        (212) 815-6331

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal and Consent Form is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal and Consent Form.

Ladies and Gentlemen:

   The undersigned hereby tender(s) to Kaiser, upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "Procedures for Participating in the Exchange Offer, Asset Sale Offer and Consent Solicitation."

   Subject to and effective upon acceptance for purchase or exchange of the Old Notes tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of Kaiser all right, title and interest in and to and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Old Notes tendered hereby. In the event of a termination of the Asset Sale Offer/Exchange Offer/Consent Solicitation, the Old Notes tendered pursuant thereto will be returned to the tendering Old Note holder promptly.

   The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Prospectus and the Letter of Transmittal and Consent Form, has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and that, when accepted, Kaiser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Paying/Exchange/Solicitation Agent or Kaiser to be necessary or desirable to complete the sale, exchange, assignment and transfer of the Old Notes tendered.

   All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                            PLEASE SIGN AND COMPLETE

Signature (s) of Registered Holder(s)    Address(es):
or Authorized Signatory:                             --------------------------

--------------------------------------   --------------------------------------

--------------------------------------   --------------------------------------

Name(s) of Registered Holder(s):         Area Code and Telephone No.:

--------------------------------------   --------------------------------------

--------------------------------------   --------------------------------------

                                         If Old Notes will be delivered by a
                                         book-entry transfer, provide the
Principal Amount of Old Notes Tendered:  following information:

--------------------------------------   Transaction Code No.:
                                                               ----------------
--------------------------------------   Depository Account No.:
                                                               ----------------

Certificate No(s). of Old Note (if available):

--------------------------------------

--------------------------------------

    This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Old Notes exactly as their name (s) appear (s) on the Old Notes or by person (s) authorized to become registered holder (s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, guardian, attorney-in-fact, officer of a corporation, executor, administrator, agent or other representative, such person must provide the following information:

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name:
            -------------------------------------------------------------------

            -------------------------------------------------------------------


Capacity:

            -------------------------------------------------------------------

            -------------------------------------------------------------------

Address(es):

            -------------------------------------------------------------------

            -------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (each, an "Eligible Institution") hereby guarantees that, within three business days from the date of this Notice of Guaranteed Delivery, a properly completed and validly executed Letter of Transmittal and Consent Form (or a facsimile thereof), together with Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Paying/Exchange/Solicitation Agent's account at a Book-Entry Transfer Facility) and all other required documents will be deposited by the undersigned with the Paying/Exchange/Solicitation Agent at one of its addresses set forth above.

Name of Firm:
             ------------------------  ---------------------------------
                                             Authorized Signature
Address:
             ------------------------
                                       Name:
                                            ----------------------------
-------------------------------------
                                       Title:
                                            ----------------------------
Area Code and Telephone No.:
                                       Date:
-------------------------------------       ----------------------------

DO NOT SEND OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL AND CONSENT FORM AND ANY OTHER REQUIRED DOCUMENTS.

                         ICF KAISER INTERNATIONAL, INC.

                               OFFER TO PURCHASE
                            A PRO RATA SHARE OF ITS
                     12% SENIOR SUBORDINATED NOTES DUE 2003
                                      AND
                               OFFER TO EXCHANGE
                    REDEEMABLE CONVERTIBLE PREFERRED STOCK,
                                COMMON STOCK AND
                           15% SENIOR NOTES DUE 2002
                     FOR ANY AND ALL REMAINING OUTSTANDING
                     12% SENIOR SUBORDINATED NOTES DUE 2003
                                      AND
                            SOLICITATION OF CONSENT
                        TO CERTAIN INDENTURE AMENDMENTS
                              WITH RESPECT TO THE
                     12% SENIOR SUBORDINATED NOTES DUE 2003

-------------------------------------------------------------------------------
THE ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON NOVEMBER 1, 1999, UNLESS EXTENDED. TENDERS OF CONSENTS MAY ONLY BE REVOKED UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL AND CONSENT FORM. TENDERS OF OLD
NOTES MAY NOT BE WITHDRAWN ONCE MADE.
-------------------------------------------------------------------------------


                                October 1, 1999

To Our Clients:

     Enclosed for your consideration is the Prospectus dated October 1, 1999 (the "Prospectus") and the related Letter of Transmittal and Consent Form and instructions thereto (the "Letter of Transmittal and Consent Form") in connection with the offer of ICF Kaiser International, Inc., a Delaware corporation ("Kaiser"), to purchase a pro rata share of its 12% Senior Subordinated Notes due 2003 (the "Asset Sale Offer") and to exchange 2,600,000 shares of redeemable convertible preferred stock (the "Preferred Stock"), common stock representing approximately 15% of Kaiser's total common stock (the "Common Stock"), and up to $25 million principal amount of Kaiser's 15% Senior Notes due 2002 (the "New Notes") (collectively, the "Exchange Offer"), for all 12% Senior Subordinated Notes due 2003 (the "Old Notes") outstanding following the purchase of the Old Notes in the Asset Sale Offer, and in connection with the solicitation (the "Consent Solicitation") of consents (the "Consents") upon the terms and subject to the conditions set forth in the Prospectus and Letter of Transmittal and Consent Form.

     Consummation of the Asset Sale Offer/Exchange Offer/Consent Solicitation is subject to certain conditions described in the Prospectus. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Prospectus.

     WE ARE THE REGISTERED HOLDER OF OLD NOTES HELD BY US FOR YOUR ACCOUNT. A TENDER OF ANY SUCH OLD NOTES CAN BE MADE ONLY BY US AS THE REGISTERED HOLDER AND PURSUANT TO YOUR INSTRUCTIONS. THE LETTER OF TRANSMITTAL AND CONSENT FORM IS FURNISHED TO YOU FOR YOUR INFORMATION ONLY AND CANNOT BE USED BY YOU TO TENDER OLD NOTES HELD BY US FOR YOUR ACCOUNT.

     Accordingly, we request instructions as to whether you wish us to tender any or all such Old Notes held by us for your account or whether you wish us to tender consents pursuant to the terms and conditions set forth in the Prospectus and the Letter of Transmittal and Consent Form. We urge you to read carefully the Prospectus and the Letter of Transmittal and the Consent Form before instructing us to tender your Old Notes or Consents.

     Your instructions to us should be forwarded as promptly as possible in order to permit us to tender Old Notes or Consents on your behalf in accordance with the provisions of the Asset Sale Offer/Exchange Offer/Consent Solicitation. THE ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON NOVEMBER 1, 1999 (THE "EXPIRATION DATE"), UNLESS EXTENDED. Tenders of Old Notes may not be withdrawn once made. Tenders of Consents may only be revoked under the circumstances described in the Prospectus and the Letter of Transmittal and Consent Form.

     Your attention is directed to the following:

          1. The Exchange Offer is for the entire aggregate principal amount of outstanding Old Notes following the Asset Sale Offer.

          2. Consummation of the Asset Sale Offer/Exchange Offer/Consent Solicitation is conditioned upon the conditions set forth in the Prospectus under the caption "Conditions of the Exchange Offer."

          3. Tendering holders may revoke their Consent at any time until the Expiration Date.

          4. Any transfer taxes incident to the transfer of Old Notes from the tendering holder to Kaiser will be paid by Kaiser, except as provided in the Prospectus and the instructions to the Letter of Transmittal and Consent Form.

          5. The Asset Sale Offer/Exchange Offer/Consent Solicitation is not being made to (nor will the surrender of Old Notes be accepted from or on behalf of) holders of Old Notes in any jurisdiction in which the making or acceptance of the Asset Sale Offer/Exchange Offer/Consent Solicitation would not be in compliance with the laws of such jurisdiction.

          6. The acceptance of Old Notes validly tendered, the acceptance of Consents validly tendered and not revoked and the payment of cash and the issuance of Preferred Stock, Common Stock and New Notes to the tendering Old Note holders will be made as promptly as practicable after the Expiration Date.

          7.  Kaiser expressly reserves the right, in its sole discretion,

              .   to delay accepting any Old Notes or Consents,

              . to extend the Asset Sale Offer/Exchange Offer/Consent Solicitation,

              . to amend the terms of the Asset Sale Offer/Exchange Offer/Consent Solicitation, or

              . to terminate the Asset Sale Offer/Exchange Offer/Consent Solicitation.

     Any delay, extension, amendment or termination will be followed as promptly as practicable by oral or written notice to the Paying/Exchange/Solicitation Agent and a public announcement thereof. In the case of an extension, such public announcement shall include disclosure of the approximate number of Old Notes and Consents deposited to date and shall be made prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. Without limiting the manner in which Kaiser may choose to make a public announcement of any extension, amendment or termination of the Asset Sale Offer/Exchange Offer/Consent Solicitation, Kaiser shall have no obligation to publish, advertise, or otherwise communicate any such public announcement, other than by making a timely release to the Dow Jones News Service. Except as otherwise provided in the Prospectus, revocation rights with respect to Consents tendered pursuant to the Consent Solicitation will not be extended or reinstated as a result of an extension or amendment of the Asset Sale Offer/Exchange Offer/Consent Solicitation.

          8. Consummation of the Asset Sale Offer/Exchange Offer/Consent Solicitation may have adverse consequences to non-tendering Old Note holders, including that the reduced amount of outstanding Old Notes as a result of the Asset Sale Offer/Exchange Offer/Consent Solicitation may adversely affect the trading market, liquidity and market price of the Old Notes.

     If you wish to have us tender the Old Notes held by us for your account, please so instruct us by completing, executing and returning to us the instruction form that follows.


              [the rest of this page is intentionally left blank]

                         ICF KAISER INTERNATIONAL, INC.

                           INSTRUCTIONS REGARDING THE
              ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION

                              WITH RESPECT TO THE

                     12% SENIOR SUBORDINATED NOTES DUE 2003


     THE UNDERSIGNED ACKNOWLEDGE(S) RECEIPT OF YOUR LETTER AND THE ENCLOSED DOCUMENTS REFERRED TO THEREIN RELATING TO THE ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION OF KAISER.

     THIS WILL INSTRUCT YOU WHETHER TO TENDER THE PRINCIPAL AMOUNT OF OLD NOTES INDICATED BELOW HELD BY YOU FOR THE ACCOUNT OF THE UNDERSIGNED PURSUANT TO THE TERMS OF AND CONDITIONS SET FORTH IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL AND CONSENT FORM.

BOX 1  [   ]  Please tender the Old Notes held by you for my account, as indicated below.*

BOX 2  [   ]  Please do not tender any Old Notes held by you for my account.

Date:  _______________________, 1999         ----------------------------------

                                             ----------------------------------
                                                         Signature(s)

                                             ----------------------------------


                                             ----------------------------------
                                                  Please print name(s) here

                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------
                                               Please type or print address

                                             ----------------------------------
                                              Area Code and Telephone Number

                                             ----------------------------------
                                                  Taxpayer Identification
                                                 or Social Security Number


                                             ----------------------------------
                                                My Account Number with You


________________________

* SIGNATURE(S) HEREON BY BENEFICIAL OWNER(S) SHALL CONSTITUTE AN INSTRUCTION TO THE NOMINEE TO TENDER ALL OLD NOTES HELD BY THE NOMINEE FOR SUCH BENEFICIAL OWNER(S).

                         ICF KAISER INTERNATIONAL, INC.
                               9300 Lee Highway
                               Fairfax, VA 22031

                               OFFER TO PURCHASE
                            A PRO RATA SHARE OF ITS
                     12% SENIOR SUBORDINATED NOTES DUE 2003
                                      AND
                               OFFER TO EXCHANGE
                    REDEEMABLE CONVERTIBLE PREFERRED STOCK,
                                COMMON STOCK AND
                           15% SENIOR NOTES DUE 2002
                     FOR ANY AND ALL REMAINING OUTSTANDING
                     12% SENIOR SUBORDINATED NOTES DUE 2003
                                      AND
                            SOLICITATION OF CONSENT
                        TO CERTAIN INDENTURE AMENDMENTS
                              WITH RESPECT TO THE
                     12% SENIOR SUBORDINATED NOTES DUE 2003


-------------------------------------------------------------------------------

 THE ASSET SALE OFFER/EXCHANGE OFFER/CONSENT SOLICITATION WILL EXPIRE AT
 5:00 P.M., NEW YORK CITY TIME ON NOVEMBER 1, 1999, UNLESS EXTENDED. TENDERS OF CONSENTS MAY ONLY BE REVOKED UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL AND CONSENT FORM. TENDERS OF OLD NOTES MAY NOT BE WITHDRAWN ONCE MADE.
-------------------------------------------------------------------------------



To Brokers, Dealers, Commercial Banks, Trust
Companies and other Nominees:

  ICF Kaiser International, Inc. ("Kaiser") is furnishing to you in connection with:

 .  the offer of Kaiser to purchase for cash at par on a pro rata basis at least
   $35 million principal amount of outstanding 12% Senior Subordinated Notes due 2003 (the "Asset Sale Offer"),

 . the offer of Kaiser to exchange 2,600,000 shares of redeemable convertible preferred stock (the "Preferred Stock"), common stock representing approximately 15% of Kaiser's total common stock (the "Common Stock"), and up to $25 million principal amount of Kaiser's 15% Senior Notes due 2002 (the "New Notes") (collectively, the "Exchange Offer"), for all 12% Senior Subordinated Notes due 2003 (the "Old Notes") outstanding following the purchase of the Old Notes in the Asset Sale Offer, and

 . the solicitation of holders of Old Notes to consent to the amendments of the indenture governing the Old Notes and to consent to a non-interference instruction to the trustee for the Old Notes (the "Consent Solicitation"), upon the terms and subject to the conditions set forth in the Prospectus dated October 1, 1999 (the "Prospectus") and in the related Letter of Transmittal and Consent Form and the instructions thereto (the "Letter of Transmittal and Consent Form").

    Enclosed herewith are copies of the following documents:

      1.  The Prospectus;

      2. The Letter of Transmittal and Consent Form for your use and for the information of your clients;

      3. Notice of Guaranteed Delivery to be used to accept the Asset Sale Offer, Exchange Offer and Consent Solicitation if the Old Notes and all other required documents cannot be delivered to The Bank of New York, as Paying/Exchange/Solicitation Agent, on or prior to the Expiration Date (as defined) or if the holder of Old Notes cannot complete the procedure for book-entry transfer; and

      4. A form of letter which may be sent to your clients for whose account you hold the Old Notes in your name or in the name of a nominee, with space provided for obtaining such clients' instructions with regard to the Asset Sale Offer, Exchange Offer and Consent Solicitation.

  PLEASE NOTE THAT THE ASSET SALE OFFER, EXCHANGE OFFER AND CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON NOVEMBER 1, 1999 (THE "EXPIRATION DATE"), UNLESS EXTENDED. WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE.

  Kaiser will not pay any fees or commission to any broker or dealer or other person (other than to the Paying/Exchange/Solicitation Agent) for soliciting tenders of the Old Notes and Consents pursuant to the Asset Sale Offer, Exchange Offer and Consent Solicitation. You will be reimbursed for customary mailing and handling expenses incurred by you in forwarding the enclosed materials to your clients.

  Additional copies of the enclosed materials may be obtained by contacting the Information Agent as provided in the enclosed Letter of Transmittal and Consent Form.


                                        Very truly yours,


                                        ICF Kaiser International, Inc.

  NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON AS THE AGENT OF KAISER OR THE PAYING/EXCHANGE/SOLICITATION AGENT OR AUTHORIZE YOU OR ANY OTHER PERSON TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION ON BEHALF OF ANY OF THEM WITH RESPECT TO THE ASSET SALE OFFER, EXCHANGE OFFER OR CONSENT SOLICITATION NOT CONTAINED IN THE PROSPECTUS OR THE LETTER OF TRANSMITTAL AND CONSENT FORM.